June 3, 2021 William Blair Growth Stock Conference

Disclaimer 2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Financial information contained in this presentation is unaudited. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including our addressable markets and our position in them; future financial and operational performance, including revenue, pre-tax income, P/E multiples, originations, pre-tax margins, cash earnings, debt capitalization and liquidity; run-off of merchant contracts following exit of Desjardins; the impact of the consumer financing agreement with LFL Group on us, including product expansion and cross-selling opportunities; proceeds to us from the Katapult transaction and underlying assumptions; implied U.S. outlook, including pre-tax income, loan balances, growth scenarios, loan loss provision effect on net revenue; and advertising spend as a percentage of revenue and future earnings. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, the success of the parties under the LFL consumer financing agreement and the level of customers’ use of the POS product; the effects of competition on the company’s business; our ability to attract and retain customers; market, financial, political and legal conditions; the future impact of COVID-19 pandemic on the company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NOTE: On March 10, 2021, CURO completed its previously announced acquisition of Flexiti. Throughout this presentation, we refer to addressable markets, customers we serve and growth opportunities after close of this transaction. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); Adjusted Return on Average Assets; and Cash Earnings (Pretax Income plus or minus Non-Cash Accounting Impacts and Cash-Basis Impacts). Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings are not substitutes for net earnings, pretax earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cahs Earnings to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slides 36-40.

3 Company Introduction

CURO: Powering Financial Innovation for Consumers 4 SERVING THE EVOLVING NEEDS OF THE FINANCIAL CONSUMER Differentiated, omni-channel platforms, with balanced store / online mix Recession-resilient business – strong financial position and diversified funding sources Flexiti acquisition expands growth opportunities Experienced management and flexible platform allows for quick product transitions Proprietary credit decisioning models, with a 20+ year track record of profitability across credit cycles Multi-faceted marketing approach and sophisticated customer analytics Strong competitive position in attractive and stable markets

CURO at a Glance 5 Canada Point-of-Sale Lending Business Acquired Flexiti, an emerging growth Canadian point-of-sale (“POS”) / buy-now-pay-later (“BNPL”) provider, allowing us to access the full spectrum of Canadian consumers U.S. Lending Business Online in 27 states; 209 stores in 14 states Market leader in revenue in fragmented non-prime market with diverse product set Card Products Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; Opt+ reloadable debit card 415,000 active accounts card programs as of March 2021 with over $6 million of TTM revenue Strong and Expanding Portfolio of Brands Business Overview Founded in 1997, CURO is a tech-enabled, multi-channel and multi-product consumer finance company serving a wide range of non-prime and prime consumers in the U.S. and Canada, and a market leader in the industry based on revenues Investment in Katapult 47.7% ownership of Katapult, a rapidly growing and profitable virtual lease-to-own platform for online, brick and mortar and omni-channel retailers Katapult announced agreement in December to merge with FinServ, a SPAC; Value to CURO as of June 1, 2021 of cash and retained shares of approximately $440 million Canada Direct Lending Business Cash Money and LendDirect focus on non-prime open-end loans and payment protection insurance since 2018 in 202 stores in seven provinces and online in five provinces

CURO covers all bases for how consumers access credit in the U.S. and Canada CURO is a Full-Spectrum Consumer Lender 6 21% 15% Direct Store / Branch Online & Mobile Card Credit card / Debit card Point-of-Sale Omni-channel POS financing Consumer Credit Access U.S. Brand(s) Canada Brand(s) 6%

CURO's Place in the Alternative Financial Product Market

CURO's non-prime lending businesses participate in large and growing markets; Revolve operates in the challenger-bank space and is focused on customers who already use our lending products

	Q1 2021 TTM Revenue	Key Competitors	Addressable Market
Canada Lending Business CASHMONEY® LENDDIRECT	$208.4 Million	easyfinancial goeasy Money Mart	Total installment loan market estimated at ~C$175 billion; a third of Canada's 30 million active consumers have "below-prime" credit scores (1)
U.S. Lending Business SPEEDY CASH, RAPID CASH, AVÍOCREDIT®, vergecredit, Stride BANK	$553.3 Million	enova, Elevate, OPORTUN, AdvanceAmerica, Check n Go	US Unsecured personal loan balances in the US of $146 billion result in an estimated addressable market of ~$53 billion (1,2)
revolve FINANCE	Over 23,000 Active Accounts	chime, N26 US, R, SIMPLE	Challenger banks in U.S. lag other countries, but use is rapidly expanding (3) Recent valuations at $500-$1,000 per active account

(1) TransUnion's consumer credit database
(2) Based on TransUnion's estimated average balances of $4,200 for subprime and $6,800 for near prime consumers
(3) Deloitte publication "The DNA of Digital Challenger Banks," Q3 2020

7

Drive Channel, Product and Geographic Diversification 8 Annual Revenue ($ millions) Focused Branch Development In U.S.  Company founded with first location in Riverside, California  Launched analytical brand marketing  Expanded into additional states Channel, Product and Geographic Diversification and Development of Omni-channel Platform  Began offering Installment and Revolving LOC loans  International expansion to Canada  Built leading online and omni-channel platform Further Broad Product Diversification and Brand Development and Market Focus Revision  Major open-end loan expansion in Canada  Mobile-optimized sites and apps  Investment in new products including Revolve, Katapult and Flexiti  Navigated COVID-19 while creating significant long-term value 2018 – Present1997 – 2007 2008 – 2017 $ $200 $400 $600 $800 $1,000 $1,200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 COVID-19 impact on loan demand

71.4% 22.9% 8.9% 5.7% 19.6% 45.0% 26.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% December 31, 2016 March 31, 2021 U.S. Installment U.S. Revolving LOC Canada Direct Lending Revolving LOC Canada POS Lending Revolving LOC $243.8 $174.8 $30.5 $43.4 $67.0 $343.7 $201.5 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 December 31, 2016 March 31, 2021 U.S. Installment U.S. Revolving LOC Canada Direct Lending Revolving LOC Canada POS Lending Revolving LOC Evolving Geographic and Product Mix 9 Loan Balances $ ($ in millions) Product evolution allows CURO to meet the changing needs and preferences of our customers and adapt to shifts in the regulatory environment Loan Balances % $341 $763 (1) (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (1)

$35.5 $60.8 $517.5 $419.7 $66.9 $119.3 $174.9 $162.1 $1.4 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2016 Revenue TTM March 2021 Revenue Canada Direct Lending Revolving LOC U.S. Revolving LOC U.S. Installment Ancillary Canada POS Lending Revolving LOC Evolving Geographic, Channel and Product Mix 10 Mix has shifted towards Revolving LOC loans and Canada matching customer preference and reducing regulatory risk $795 $763 63.0% 37.0%Online Store 14.0% 86.0% Online Store ($ in millions) Product Revenue $ Product Revenue % Revenue Channel as % of Total U.S. TTM 3/31/21 Canada Direct Lending TTM 3/31/21 0.2% 4.5% 8.0% 65.1% 55.0% 8.4% 15.6% 22.0% 21.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 Percent of Total TTM March 2021 Percent of Total Canada Direct Lending Revolving LOC U.S. Revolving LOC U.S. Installment Ancillary Canada POS Lending Revolving LOC

Comparative Value in Canadian Direct Lending Lending Market 11 CURO’s Alternative Lending Business In Canada Has Been Resilient Through COVID-19 Impacts (US $ in millions) Only two competitors at comparable scale Best direct comparable company is goeasy Ltd (TSX:GSY) Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers CURO’s Revolving LOC loans reach both sub-prime and near-prime customers (1) FactSet consensus estimates for goeasy’s Adjusted EPS as of June 1, 2021 $0 $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021E 2022E 2023E Revenue Pre-Tax Income GSY share price = $149.13 (CAD 6/1/21) Canadian Competitor GSY P/E Multiples 14.9x 12.4x 0x 4x 8x 12x 16x 2021E 2022E EPS (1) $9.98 $12.02

12 Market Overview

The U.S. Personal Loan Market is Large and Growing (1) TransUnion’s consumer credit database (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers U.S. Consumer Credit Balances at March 31, 2021 (1) U.S. Unsecured Personal Loan Balances and Consumers (1) U.S. Unsecured Personal Loan Market (1) $10,180 $1,520 $1,340 $690 $310 $146 $110 Mortgage Student loan Auto Bankcard HELOC Unsecured personal loan Private label ($ in billions) $93 $146 15.4 20.8 0 5 10 15 20 25 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 Balance ($ B) Number of Consumers (M) Risk Distribution – U.S. Consumers with Unsecured Personal Loans (1) 10.8% 20.1% 23.8% 25.3% 20.1% Super prime Prime plus Prime Near prime Subprime  Unsecured personal loan balances increased at a five-year CAGR of 9.5%, growing from $93 billion at Q1 2016 to $146 billion at Q1 2021  20.8 million unsecured personal loan consumers at Q1 2021 compared to 15.4 million at Q1 2016 (five-year CAGR of 6.2%)  Non-prime customers accounted for ~45% of unsecured personal loan consumers, or ~9.4 million consumers at Q1 2021  We estimate the U.S. addressable non-prime unsecured personal loan market opportunity at ~$53 billion (2) (As of March 2021) 13

Large Addressable U.S. Market Remains Underserved

Large Total Addressable Market

- Over 100 million potential underbanked borrowers (1)
- 39% of American adults could not cover an emergency expense of $400 without assistance (2)

Favorable Customer Trends

- 80% of respondents in a 2018 study bank online at least monthly and 71% conduct transactions using a mobile banking app (3)
- Preference for installment and open-end loan products
  - Funded online installment loans have increased over 600% since 2014 vs. online single-pay loans which have increased approximately 100% (4)

Providers of Credit to U.S. Population by FICO Band (5)


21.8%
20.2%
16.2%
13.0%
9.6%
8.1%
6.8%
4.2%
> 800
750–799
700–749
650–699
600–649
550–599
500–549
< 500
Banks
Specialized consumer lenders
Credit unions
Marketplace lenders
Credit cards
Broker dealers
Marketplace lenders
Specialized consumer lenders
Non-prime Credit cards

Over 100 million Americans are underserved by traditional finance companies

(1) In the U.S. (internal / Experian)
(2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018
(3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)
(4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.
(5) April 2018; FICO.

14

Evolving U.S. Competitive Landscape 15 Online Only Omni-channel Near Prime Non- Prime Under- banked Branch

Only Two Direct Lending Competitors at Scale in Canada $1,381 $247 $101 $86 $146 Mortgage Line of Credit Installment Bankcard Auto The Canadian Direct Lending Market is Similarly Attractive 16 (1) TransUnion’s consumer credit database (2) July 6, 2020 Bloomberg article “Subprime Canadian borrowers are weathering the crisis just fine” (3) Beacon Securities Limited, February 13, 2020 Canada Consumer Credit Balances at December 31, 2020 (1) Canadian Consumer Credit Market Highlights (1) Canadian Consumers by Risk Tier (1)  Consumer installment balances totaled C$101 billion at Q4 2020  Around 29% of Canada’s nearly 27 million active consumers have “below-prime” credit scores – Below-prime consumers hold about a fifth, or C$419 billion, of Canada’s total outstanding household debt (2) – Below-prime credit addressable market is estimated at ~C$200 billion (3)  Canadian market share is led by CURO’s Cash Money and Lend Direct brands as well as competitors goeasy and Money Mart (C$ in billions) (As of December 2020) Below-prime 29% Prime 15% Prime plus 17% Super-prime 39%

0% 10% 20% 30% 40% 50% Dec-19 Apr-20 Aug-20 Dec-20 Apr-21 17 1 Market size based on Retail Trade as determined by NAICS ex. autos, services, dining and entertainment. 2 Proportion of e-commerce sales from January 2020 to January 2021. Statistics Canada. E-Commerce as a % of Retail Sales in Canada Flexiti’s % Online OriginationsE-Commerce in Canada Flexiti is already overindexing to the market in e-commerce Source: Statistics Canada data as of March 2021. Flexiti’s omnichannel solution is positioned to take advantage of e- commerce growth in Canada Flexiti’s omnichannel solution targets 100% of the big-ticket retail market, est. at C$100 billion annually1 E-commerce sales in Canada have grown from 3.99% pre-pandemic to 8.55% post-pandemic2 Flexiti’s omnichannel solution allows it to compete in-store where ~90% of retail sales happen Flexiti’s omnichannel solution has fueled its e-commerce growth as retailers seek a consistent experience in-store and online

Flexiti has limited omni-channel competition, with new BNPL entrants largely competing with each other

New BNPL entrants are focused primarily on small-ticket e-commerce transactions

Flexiti expects to become Canada's largest POS financing provider once LFL Group originations ramp [1]

Flexiti has captured a majority of the $2 Billion Desjardins exit opportunity, with an 80% win-rate. [2]

Key purchase criteria for merchants are economics, ease of POS integration and customer experience

Flexiti's leading omni-channel financing solution provides opportunity for continued market share gains


INSTALLMENT OR DEFERRED
Payments on Revolving Line
TRANSACTION-BASED
installment Lending
Fairstone
Desjardins 3
FLEXITI
affirm
/ paybright
sezzle
afterpay
zip
PRIMARILY IN-STORE
OMNI-CHANNEL
PRIMARILY E-COMMERCE

[1] Based on expected originations.
[2] Flexiti has won 80.1% of retailers that have communicated a decision to Flexiti.
[3] Desjardins announced their exit from the POS financing space in October 2019 when they sold their merchant acquiring business to Global Payments. Most merchant contracts are expected to expire by early 2022.

18

19 10% 14% 19% 21% 21% 24% 30% 32% 32% 55% GERMANY INDONESI A ITALY UK FRANCE SPAIN USA AUSTRAL I A NZ CANADA High growth and adoption of credit cards in Canada, including among Millennials and Gen Z E - C O M M E R C E PAY M E N T S V I A C R E D I T C AR D E-Commerce Payment Methods – 2020 Source: Jefferies, 2021. 60% POS transactions made with credit in 2018 Statistics Canada, 2019 +92% Growth in credit cards 2008 – 2018 Canadian Bankers Association, 2019 9 out of 10 Canadians own a credit card Bank of Canada, 2018 95% Millennials own at least one credit card Rate Hub, 2017 99.8% Credit-active Gen Z have a credit card, compared to 50% in the U.S. TransUnion, 2020

20 Strategic Growth Opportunities

Execute on New Growth Opportunities

FLEXITI

- One of Canada's fastest-growing BNPL companies, acquired on March 10, 2021
- Combines two complementary businesses to serve prime and non-prime consumers directly or at POS
- Revolving credit line for in-network at ~6,000 locations, with significant acceleration in e-commerce activity
- Signed LFL Group (also known as Leon's Furniture Limited) to a 10-year exclusive POS consumer financing agreement on May 26, 2021, estimated to generate more than C$800 in annual financed sales
- Non-prime product expansion, including LPP insurance
- Opportunity to cross-sell CURO loan products to Flexiti applicants/customers

Katapult
formerly ZIBBY

- Virtual lease-to-own platform for online, brick and mortar and omni-channel retailers
- Significantly increases retailer sales by providing payment options for nonprime customers
- Marquee brands and partners, such as Wayfair, Lenovo and Affirm
- Capitalizing on shift to work- and shop-from-home
- Opportunistically increased Katapult ownership to 47.7% prior to FinServ merger agreement. Katapult's S-4 was declared effective May 14th and the special meeting of stockholders to approve the combination is scheduled for June 7th

21

CURO

FLEXITI

WHO IS FLEXITI?

Founded in 2013 by Peter Kalen, Flexiti is one of Canada's fastest-growing point-of-sale fintech lenders, offering customers 0% interest[1] financing at retailers that sell big-ticket goods like furniture, appliances, jewelry and electronics.

MISSION

To bring customers closer to their needs and wants and boost retailer sales

[1] Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment.




FLEXITI
9012 3456 7890 1254
2018
VALUED CUSTOMER
90 1254
2018
VALUED CUSTOMER

FINANCING ON THE FLEXITICARD®

Deferred Payments	Payments are deferred until end of promo period	0% interest[1], 3-24 months
Monthly Installments	Split purchase into equal monthly payments	0% interest[1], 3-72 months
Revolving Credit Purchase	Like a regular credit card	Up to 30 days interest free

22

23 Growth fueled through partnerships with Canada’s leading retailers Sizeable Footprint 1 Million+ credit card accounts nationwide C$3.5 Billion / $6,000 available credit / avg. credit line Canadians choose Flexiti to finance their big-ticket purchases C$1,575 avg. transaction size 738 / C$101K avg. origination risk score / HH income C$276 Million loan balances 0% Interest financing to consumers1 Powered by Proprietary Tech 3 Minutes to approval2 100% paperless and digital in-store & online THE FLEXITI NETWORKTM +7,000 merchant locations and e-commerce sites 1 Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment. 2 Subject to Flexiti’s credit criteria.

24 Flexiti is one of Canada’s fastest growing companies and is just getting started New Partnerships Propelling Flexiti Growth +69% Q1 2021 originations growth 2.3X expected origination growth in 2021 Significant Opportunity to Invest in DTC Marketing 30% of volume currently comes from repeat purchases 20% Cross-shop at non-originating merchant Flexiti.com Flexiti’s 3rd largest application channel Ranked 3rd Canada’s Top Growing Companies 2 0 2 0 Ranked 6th Canada’s Fastest Growing Companies 2 0 2 0 Ranked 6th Deloitte Fast 50TM Canada Award Ranking 2 0 2 0 Ranked 2nd Financial Times Fastest Growing Companies1 2 0 2 0 1 Flexiti ranked 29 out of 500 companies in the Americas, and 2nd in Canada. $8 $49 $182 $254 $292 $660 2016A 2017A 2018A 2019A 2020A 2021E Flexiti Originations Growth (C$ in millions)

25 LFL Exclusive Agreement Drives Robust Growth for Flexiti An expected C$800 million in annual LFL Group originations Originations forecasted to grow from C$292 million in 2020 to C$1.86 billion in 2023 Revenue forecasted to grow from C$50 million in 2021 to C$315 million in 2023 Origination ramp expected to dilute near-term earnings due to non-cash loan loss provision but results in a 2023E pre-tax margin of ~22% Expected to Produce Accelerated Earnings Growth After Initial Dilution (C$ in millions) Fuels Flexiti’s Origination Growth Flexiti’s Annual Originations (C$ in millions) Drives Strong Revenue Growth Flexiti’s Annual Revenue (C$ in millions) $292 $660 $1,575 $1,860 2020A 2021E 2022E 2023E $50 $170 $315 2021E 2022E 2023E -$45 -$12 $68 -$9 $72 $120 2021E 2022E 2023E Pre-tax income Cash Earnings 1 2 1 Excludes purchase accounting adjustments of -C$10 million in 2021 and -C$3 million in 2022 2 See page 40 of this presentation for a reconciliation of non-GAAP metrics to the closest comparable GAAP metrics Note: Please refer to page 2 for cautionary language regarding forward-looking statements.

CURO Canada: High Growth, Accelerated Earnings and Scale 26 Expected to become Canada’s largest POS lender1 Top 3 non-bank consumer direct lender Revenue forecasted to grow from C$342 million in 2021 to C$643 million in 2023 Pre-tax income forecasted to grow from C$47 million in 2021 to C$179 million in 2023 Strong Revenue Growth… Annual Revenue (C$ in millions) Note: Please refer to page 2 for cautionary language regarding forward-looking statements. 1 Based on expected originations.` 2 Excludes purchase accounting adjustments of -C$10 million in 2021 and -C$3 million in 2022. …with Impressive Profitability at Scale Annual Pre-Tax Income (C$ in millions) $50 $170 $315 $292 $310 $328 2021E 2022E 2023E Canada Direct Lending Canada POS Lending $342 $480 $643 $92 $101 $111 -$45 -$12 $68 2021E 2022E 2023E Canada POS Lending Canada Direct Lending CURO Canada2 $47 $89 $179

27 Katapult Transaction Summary Key Performance Metrics Illustrative FinServ Price per Share (1) $13.27 0% Estimated Proceeds SPAC Holder Redemption Assumption 25% Cash to CURO at closing $130 million $105 million CURO Retained Katapult Ownership Percentage 2.5 million Implied Earn-out shares received 21.8% 24.2% Current Market Value of Retained Ownership $305 million $335 million Estimated after tax gain per CURO share (2) (1) Based on FSRV closing share price on June 1, 2021. (2) Based on investment tax basis of $27.5 million, assuming 26% effective tax rate and 43.6 million fully diluted shares. For U.S. GAAP, only a portion of the gain is expect to be recognized at closing with remain investment accounted for under the equity method. Example provided solely to illustrate market-based value to shareholders $7.00 $7.15 Year Ended 12/30/19 12/31/20 Revenue $91.9 $247.2 Gross Profit $20.7 $79.8 Operating expenses $30.0 $42.9 Interest and debt extinguishment $9.4 $13.9 Net (Loss) Income ($18.8) $22.5 Originations $87.7 $192.1 CURO Retained Katapult Shares 22.9 million 25.4 million ($ in millions)

28 Company Performance During COVID-19

Strong Credit Performance and Stimulus Effect on US Loan Balances Drives Strong Q1 Earnings 29 Revenue $0 $100 $200 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Revenue Net revenue ($ in millions) Adjusted EBITDA (2) ($ in millions) $73 $54 $67 $68 $66 $51 $36 $34 $64 10% 20% 30% 40% $0 $20 $40 $60 $80 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Adjusted EBITDA Adjusted EBITDA (%) Adjusted EPS (2) $0.80 $0.52 $0.71 $0.80 $0.77 $0.53 $0.27 $0.20 $0.70 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Loan Balances (1) $201 $219$232 $269 $287 $302 $276 $257 $292 $330 $344 353 $383 $408 $444 $440 $344 $235 $245 $268 $218 208$615 $677 $731 $743 $620 $492 $537 $598 $763 $780 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 21-Apr Canada POS Lending Canada Direct Lending U.S. ($ in millions) Cash Balances $83 $92 $62 $75 $139 $269 $205 $213 $135 $138 $50 $100 $150 $200 $250 $300 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 21-Apr ($ in millions) (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 4 and 5 of Exhibit 99.1 to Form 8-K filed on May 3, 2021 and within the Supplemental Tables to the CURO Q1 2021 Conference Call at https://ir.curo.com/events-and-presentations Loan Growth Driven by Flexiti and Strength of Canada Direct Lending Segment Financial Performance Recap

Financial Performance – Canada Direct Lending 30 Transaction Mix (by week) $232 $269 $287 $302 $276 $257 $292 $330 $344 $364 $0 $50 $100 $150 $200 $250 $300 $350 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 21-May Loan Balances ($ in millions) Early Stage Delinquency Trends Past Due AR % Customer Behavior Weekly Loan Application Volumes (indexed to week of 3/7) Weekly Loan Approval Rates (indexed to week of 3/7) Loan Originations (indexed to week of 3/7) Strong Credit Quality Solid Growth with Less COVID-19 Volatility 0% 50% 100% 150% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 30% 50% 70% 90% 110% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 0% 50% 100% 150% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 10.0% 30.0% 50.0% 70.0% 90.0% Internet Store 0% 1% 2% 3% 4% 5% 6% Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 May-21 Ear ly Stage Delinquencies

Financial Performance – U.S. 31 Transaction Mix (by week) Loan Balances (1) ($ in millions) Early Stage Delinquency Trends Past Due AR % Customer Behavior Weekly Loan Application Volumes (indexed to week of 3/7) Weekly Loan Approval Rates (indexed to week of 3/7) Loan Originations (indexed to week of 3/7) Credit Performance with Stimulus Impacts Stimulus Reduces Loan Balances $383 $408 $444 $440 $344 $235 $245 $268 $218 $216 $0 $150 $300 $450 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 21-May (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. 0% 100% 200% 300% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 30% 50% 70% 90% 110% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 0% 100% 200% 300% Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 2019-2020 2020-2021 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Internet Store 0% 3% 6% 9% 12% 15% Ear ly Stage Delinquencies

• U.S. average loan balances: • Q2 2020 - $290 million • Q1 2021 - $243 million • Q2 2022E - $218 million to $222 million • U.S. loan loss provision (LLP) effect on net revenue: • Q2 2020 – LLP $24.2 million < NCOs • Q1 2021 – LLP $13.3 million < NCOs • Q2 2021 – LLP is expected be in the same range as NCOs • 2H 2021 expected loan growth = LLP > NCOs • U.S. advertising spend as a percentage of revenue: • Q2 2020 – 3.8% • Q1 2021 – 5.2% • 2H 2021 – expected return in demand supports 5.5% - 6.5% range • Expected loan growth and customer acquisition investments position U.S. business for a return to strong earnings in 2022 CURO 2021 Outlook Considerations Canada Direct Lending 1 Canada POS Lending 1 Total Canada 1 CURO Consolidated Consensus2 Implied CURO U.S. Revenue $234 $40 $274 $854 $580 Pre-Tax Income $74 ($36) $38 $913 $53 ($Millions) (1) Canada data is in USD using a USD to CAD exchange rate of $0.80 (2) FactSet consensus estimates as of 6/2/2021 (3) Represents adjusted net income per latest FactSet consensus as of 6/2/2021, grossed up for a 26% tax rate CURO’s Canada Forecast 32Note: Please refer to page 2 for cautionary language regarding forward-looking statements.

2018 2019 2020 Mar-21 Apr-21 Unrestricted cash 61.2$ 75.2$ 213.3$ 135.4$ 137.7$ LTM adjusted ROAA 10.9% 13.2% 6.6% 5.3% Debt / LTM adjusted EBITDA 3.7x 3.0x 4.3x 5.5x Net Debt / LTM adjusted EBITDA 3.2x 2.6x 3.6x 3.7x Strong Debt Capitalization and Liquidity 33 (3) March 31, 2021 commitment and capacity of $1,472 million includes actual amounts available under CURO’s legacy facilities plus total CAD $500 million commitments under the Flexiti Warehouse Facility as of March 31, 2021. (4) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 4 and 5 of Exhibit 99.1 to Form 8-K filed on May 3, 2021 and within the Supplemental Tables to the CURO Q1 2021 Conference Call at https://ir.curo.com/events-and-presentations. (5) Debt balances are reflected net of deferred interest costs; Net Debt excludes U.S. and Canada SPV debt. ($ in millions) Well-positioned Funding for Growth Supported by High-Quality Partners Strong Cash Position: Leverage Affected by COVID-19 Proven Access to Diverse Funding Sources ($ in millions) (1) (2) (1) The Non-Recourse U.S. SPV Facility was entered into on April 8, 2020. The Non-Recourse U.S. SPV Facility initially provided for $100.0 million of borrowing capacity, which increased to $200.0 million on July 31, 2020 following additional commitments. As of March 2021 interest accrues at an annual rate of one-month LIBOR (with a floor of 1.65%) plus 6.25%. (2) The current Flexiti Warehouse Facility was entered into concurrent with the closing of the Flexiti acquisition. (1) (2) (5) (5) (4) (3) Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Senior Notes 8.25% U.S. SPV 1-Mo LIBOR + 6.25% Flexiti Warehouse Facility 3-Mo CDOR + 4.40% Canada SPV 3-Mo CDOR + 6.75% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Canada Prime Rate +1.95% Interest Rate Counterparties 2021 2022 2023 2024 2025 $695 $765 $877 $877 $977 $1,077 $1,472 $1,472 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Dec-16 Dec-17 Dec-18 Dec-19 Jun-20 Dec-20 Mar-21 Apr-21 U.S. Revolver Capacity Canada SPV Commitment Flexiti Warehouse Facility Commitment U.S. SPV Commitment Senior Notes

COVID-19 Customer Care Plan Reinforces our Commitment to Service and Responsible Lending 34 Through May 29, 2021, we have provided substantial financial support to our customers in the form of Payment Waivers, Due Date Changes and Payment Plans on over 88,000 loans or 19% of our active loans Over $6.4 million of Payments Waived on 31k accounts 28k Due Date Changes, and over 11k Payment Plans Cashed stimulus checks worth $112 million free of charge saving customers approximately $2.1 million Committed $700,000 to Frontline Foods to help feed healthcare workers Waived 420k Returned Item fees saving customers over $10.2 million

35 Appendix

Historical Consolidated Adjusted EBITDA Reconciliation 36 ($Millions) (1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. (2) The amounts reported includes our share of estimated U.S. GAAP net (income) loss of Katapult. (3) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. (4) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, and (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL. (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. (6) Transaction costs for the three months ended March 31, 2021 relate to the acquisition of Flexiti and for the three months ended March 31, 2020 relate to the acquisition of Ad Astra. (7) Other adjustments include the intercompany foreign exchange impact.

Historical Consolidated Adjusted Net Income Reconciliation 37 ($Millions) (1) Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, and (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL. (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. (3) The amounts reported includes our share of estimated U.S. GAAP net (income) loss of Katapult. (4) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. (6) Transaction costs for the three months ended March 31, 2021 relate to the acquisition of Flexiti and for the three months ended March 31, 2020 relate to the acquisition of Ad Astra. (7) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada. (8) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019. (9) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.

Historical Gross Combined Loan Receivables and Adjusted ROAA Reconciliations 38 Note:Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.

Core Operating Expense Reconciliation

($Millions)

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Corporate, district and other	$ 49.1	$ 35.3	$ 38.7	$ 37.1	$ 42.8	$ 36.8	$ 36.7[3]	$ 43.6	$ 48.3
Less:									
Depreciation and Amortization	2.1	1.8	1.8	1.8	1.9	1.9	1.8	1.8	2.6
Share-based compensation [1]	2.2	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7
Legal and other [1]	1.8	-	0.9	2.2	0.9	0.9	1.4	2.2	-
Transaction costs	-				0.2				3.2
U.K. related costs [1]	7.8	0.7	0.3	-	-	-	-	-	-
Canada GST Adjustment [1]	-	-	-	-	-	2.2	-	-	-
Add:									
Reclass Ad Astra pre-acquisition [2]	4.7	3.7	3.6	3.6	-	-	-	-	-
Adjusted Corporate, district and other	$ 39.9	$ 33.8	$ 36.4	$ 34.0	$ 36.6	$ 28.5	$ 30.0	$ 36.7	$ 39.8
Non-advertising costs of providing services	$ 62.3	$ 58.3	$ 60.3	$ 60.3	$ 55.4	$ 49.6	$ 49.3	$ 51.5	$ 50.8
Less:									
Depreciation	2.8	2.8	2.8	2.7	2.6	2.6	2.5	2.4	2.4
Reclass Ad Astra pre-acquisition [2]	4.7	3.7	3.6	3.6	-	-	-	-	-
Adjusted Non-advertising costs of providing services	$ 54.8	$ 51.8	$ 54.0	$ 54.0	$ 52.7	$ 47.0	$ 46.7	$ 49.1	$ 48.4
Advertising	$ 7.8	$ 12.8	$ 16.4	$ 16.4	$ 12.2	$ 5.8	$ 14.4	$ 12.2	$ 8.0
Adjusted Non-advertising costs of providing services	54.8	51.8	54.0	54.0	52.7	47.0	46.7	49.1	48.4
Adjusted Corporate, district and other	39.9	33.8	36.4	34.0	36.6	28.5	30.0	36.7	39.8
Total Core Costs	$ 102.5	$ 98.4	$ 106.8	$ 104.4	$ 101.5	$ 81.3	$ 91.2	$ 97.9	$ 96.2

(1) For a description of each addback, refer to slide 33.

(2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.

39

40 (C$ in millions) 2021E 2022E 2023E Pretax Income ($45) ($12) $69 Non-Cash Accounting Impacts Recognized Merchant Discount and Fees (26) (76) (129) Provision in Excess of Net Charge-Offs 17 43 33 Depreciation and Amortization 12 12 13 3 (21) (83) Cash-Basis Impacts Cash Merchant Discount and Fees 42 122 145 Capital Expenditures and Other (9) (17) (11) 33 105 134 Cash Earnings ($9) $72 $120 Note: Please refer to page 2 for cautionary language regarding forward-looking statements. Canada POS Cash Earnings Reconciliation